Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment
Property, Plant and Equipment

Note 5

Property, Plant and Equipment

The following table is a summary of property, plant and equipment at the end of each year:

	Useful	December 31,
(Thousands of dollars)	Lives	2011	2010
Land and improvements	0-15 years	$173,517	$166,201
Buildings and improvements	30 years	376,659	348,160
Machinery and equipment	3-20 years	794,435	727,148
Vessels and vehicles	3-18 years	147,125	144,380
Office furniture and fixtures	5 years	28,376	26,527
Construction in progress		136,396	83,896
		1,656,508	1,496,312
Accumulated depreciation and amortization		(859,686)	(795,181)
Net property, plant and equipment		$796,822	$701,131

During the second quarter of 2009, Seaboard started operations at its ham boning and processing plant in Mexico.  Despite being in operation for over two years, overall results have been below expectations with inconsistencies in margins and volumes. In the third quarter of 2011, Seaboard performed an impairment evaluation of this plant and determined there was an impairment loss based on management’s current cash flow assumptions and probabilities of outcomes. This analysis resulted in a $5,600,000 impairment charge recorded in cost of sales on the Consolidated Statement of Earnings during the third quarter of 2011 to write down the recorded value of these assets to the estimated fair value.  As this plant is not wholly-owned by Seaboard, this impairment charge is partially offset by a reduction (loss attributable) to noncontrolling interest of $1,830,000.  Accordingly, the total impact on net earnings attributable to Seaboard, net of taxes, was $2,300,000.  The remaining net book value of these assets as of December 31, 2011 was $3,840,000.